================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2002

                         BioMarin Pharmaceutical Inc.,
                            a Delaware Corporation
           (Exact name of registrant as specified in its charter)


           Delaware                   000-26727                   68-0397820
(State or other jurisdiction of      (Commission                (IRS Employer
 incorporation or organization)      File Number)            Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (415) 884-6700


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
================================================================================

Item 5.  Other Events.

     On September 11, 2002 the Board of Directors of BioMarin Pharmaceutical Inc. (the "Company") authorized a dividend of one preferred share purchase right (a "Right") for each share of common stock, $.001 par value per share ("Common Shares") of the Company outstanding at the close of business on September 23, 2002 (the "Record Date"). As long as the Rights are attached to the Common Shares, the Company will issue one Right (subject to adjustment) with each new Common Share so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series B Junior Participating Preferred Stock (the "Preferred Shares") at a price of $35.00 per one-hundredth of a Preferred Share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of September 11, 2002, as the same may be amended from time to time (the "Rights Agreement"), between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the "Rights Agent").

     Initially, the Rights will be attached to all Common Stock certificates evidencing shares then outstanding, and no separate Rights certificates will be distributed. Until the earlier to occur of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Common Shares (an "Acquiring Person") or (ii) ten (10) business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the Common Shares (the earlier of (i) and (ii) being called the "Distribution Date"), the Rights will be represented, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate.

     The Rights Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Share certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Shares, with or without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates representing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will represent the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on September 23, 2012 subject to the Company's right to extend such date (the "Final Expiration Date"), unless earlier redeemed or exchanged by the Company or terminated.

     Each Preferred Share purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $0.01 per share but will be entitled to an aggregate dividend of 100 times the dividend, if any, declared per Common Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $10,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. Preferred Shares will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Share's dividend, liquidation and voting rights, the value of one one-hundredth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or
(iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets or of subscription rights or warrants (other than those referred to above).

     In the event that a person becomes an Acquiring Person or if the Company is the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will be void), will thereafter have the right to receive, upon exercise thereof, that number of Common Shares having a market value of two times the then-current Purchase Price of the Right. In the event that, after a person has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or more than 50% of its assets or earning power are sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then-current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then-current Purchase Price of the Right.

     For example, at an exercise price of $35.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Trigger Event would entitle its holder to purchase $70.00 worth of Common Stock (or other consideration, as noted above) for $35.00. Assuming that the Common Stock had a per share value of $10.00 at such time, the holder of each valid Right would be entitled to purchase seven shares of Common Stock for $35.00.

     At any time after a person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person, which will be void), in whole or in part, for that number of Common Shares having an aggregate value equal to the Spread (the excess of the value of the Common Shares issuable upon the exercise of a Right over the Purchase Price) per Right (subject to adjustment).

     No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional Preferred Shares or Common Shares will be issued (other than fractions of Preferred Shares which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be represented by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Shares or Common Shares on the last trading date prior to the date of exercise.

     The Rights may be redeemed in whole, but not in part, at a price of $.001 per Right (the "Redemption Price") by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Until a Right is exercised, it will not entitle its holder to any rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     Any of the provisions of the Rights Agreement may be amended by the Board of Directors for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Rights Agreement in any manner that does not adversely affect the interests of the holders of the Rights.

     The Rights are designed to assure that all of the Company's stockholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive tactics to gain control of the Company without paying all stockholders a control premium. The Rights will cause substantial dilution to a person or group that acquires 15% or more of the Company's stock on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors at any time before a person or group has become an Acquiring Person.

     The Rights Agreement and the text of the press release announcing the declaration of the Rights are incorporated herein by reference as exhibits to this Current Report. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  4.1 Rights Agreement, dated as of September 11, 2002, between BioMarin Pharmaceutical Inc., a Delaware corporation and Mellon Investor Services LLC, a New Jersey limited liability company as Rights Agent (which includes the form of Certificate of Designation, Preferences and Rights of the Series B Junior Participating Preferred Stock of BioMarin Pharmaceutical Inc. as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C) (Incorporated by reference to the Registrant's Registration Statement on Form 8-A filed with the Commission on September 12, 2002).

                  99       Press Release of the Registrant dated September 12,
                           2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BioMarin Pharmaceutical Inc.,
                                       a Delaware corporation


Date: September 11, 2002               By: /s/ Louis Drapeau
                                           -------------------------------------
                                           Louis Drapeau
                                           Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.                Description

4.1 Rights Agreement, dated as of September 11, 2002, between BioMarin Pharmaceutical Inc., a Delaware corporation and Mellon Investor Services LLC, a New Jersey limited liability company as Rights Agent (which includes the form of Certificate of Designation, Preferences and Rights of the Series B Junior Participating Preferred Stock of BioMarin Pharmaceutical Inc. as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C) (Incorporated by referenced to the Registrant's Registration Statement on Form 8-A filed with the Commission on September 12, 2002)

99                         Press Release of the Registrant dated September 12,
                           2002

Exhibit 99

NEWS

Contacts:


Joshua Grass                                         Fredda Malkoff
Manager, Investor and Financial Relations            Account Director
BioMarin Pharmaceutical Inc.                         Feinstein Kean Healthcare
(415) 884-6777                                       (617) 577-8110



For Immediate Release:


                     BioMarin Adopts Stockholder Rights Plan

Novato, California, September 12, 2002 - BioMarin Pharmaceutical Inc. (Nasdaq and SWX New Market: BMRN) today announced that its Board of Directors has adopted a Stockholder Rights Plan.

BioMarin adopted the Plan in order to better protect stockholders and assure that they receive the full value of their investment in the event of any proposed takeover of the Company. BioMarin noted that the adoption of the Plan was not in response to any specific attempt to acquire control of the Company and that the Company has no knowledge of any such interest on the part of any person.

Commenting on the Plan, Fredric D. Price, BioMarin's Chairman and Chief Executive Officer, said, "It is the responsibility of our Board of Directors to preserve and enhance stockholder value. It is not the intention of the Plan to prevent the acquisition or takeover of the Company at some time in the future should the Board of Directors determine that such a transaction is in the best interest of its stockholders. Rather, the Plan is intended to help insulate the Company from abusive takeover tactics which are designed to gain control of the Company without paying a full, fair price to all of the stockholders."

Terms of the Plan provide for stockholders of record at the close of business on September 23, 2002 to receive one Right for each outstanding share of common stock held. The Rights will be exercisable if a person or group acquires 15% or more of the Company's common stock or announces a tender offer or exchange offer for 15% or more of the common stock. Depending on the circumstances, the effect of the exercise of the Rights will be to permit each holder of a Right to purchase shares of Preferred Stock of the Company that have significantly superior dividend, liquidation, and voting rights to the common stock. The Company will be entitled to redeem the Rights at $0.001 per Right at any time before a person has acquired 15% or more of the outstanding common stock. The Plan will expire on September 23, 2012.

A letter explaining in greater detail the terms of the Plan will be forwarded to stockholders following the September 23, 2002 record date.

BioMarin specializes in the development and commercialization of therapeutic enzyme products to treat serious, life-threatening diseases and conditions.

This press release contains forward-looking statements about the business prospects of BioMarin Pharmaceutical Inc. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. Results may differ materially depending on the progress of BioMarin's product programs, the actual results of the current and planned clinical trials, actions of regulatory authorities, availability of capital, future actions in the pharmaceutical market and developments by competitors, and those factors detailed in BioMarin's filings with the Securities and Exchange Commission such as 10-Q, 10-K and 8-K reports. Stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation, to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

BioMarin's press releases and other company information are available online at http://www.biomarinpharm.com.